Exhibit 10.19
                                  -------------

                SECOND AMEMDMENT TO REGISTRATION RIGHTS AGREEMENT

     This Second Amendment to Registration Rights Agreement (the "Second Amendment") is dated as of March 31, 2006 by and among Intraop Medical Corporation, a Nevada corporation (the "Company") and the Purchasers named below (each, a "Purchaser" and together, the "Purchasers").

     WHEREAS, the Company and certain of the Purchasers entered into a Registration Rights Agreement dated as of August 31, 2005 (the "August Rights Agreement").

     WHEREAS, the Company and certain of the Purchasers entered into Registration Rights Agreement dated as of October 25, 2005, on substantially the same terms as the August Rights Agreement (the "October Rights Agreement" and together with the August Rights Agreement, the "Rights Agreements").

     WHEREAS, the Company and the Purchasers entered into an Amendment to Registration Rights Agreement dated as of January 25, 2005 to modify the registration obligations of the Company under the Rights Agreements (the "First Amendment").

     WHEREAS, the Company and the Purchasers have agreed to further modify the registration obligations of the Company under the Rights Agreements, as set forth below.

     NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration and intending to be legally bound, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used and not otherwise defined herein that are defined in the Rights Agreements shall have the meanings given such terms in the Rights Agreements.

     2. Amendment to Section 1 (Definitions) - Definition of Effectiveness Date. The definition of "Effectiveness Date" set forth in Section 1 of the Rights Agreements is hereby amended in its entirety to provide as follows:

          "Effectiveness Date" means, (i) with respect to the initial Registration Statement required to be filed hereunder, May 15, 2006, (ii) with respect to any subsequent Registration Statement referred to in
     Section 2(a), as amended, thirty (30) calendar days following the Filing Date for such subsequent Registration Statement and (iii) with respect to any additional Registration Statements which may be required pursuant to
     Section 3(c), the 120th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above


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     Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above."


     3.   Penalties; Events of Default.

     (a) The Purchasers hereby agree that any liquidated damages or penalty interest payable by the Company pursuant to Section 2(b)(i) of the Rights Agreements (without giving effect to this Amendment) with respect to filing a Registration Statement on or prior to the Filing Date are hereby waived and extinguished.

     (b) The Company and Purchasers party to the August Rights Agreement hereby agree that liquidated damages payable by the Company pursuant to Section 2(b)(iv) of the August Rights Agreement with respect to the Registration Statement not being declared effective by the Commission by its Effectiveness Date, shall accrue commencing May 15, 2006 and shall be payable by the Company in accordance with Section 2(b) of the August Rights Agreement.

     (c) The Company and Purchasers party to the October Rights Agreement hereby agree that, notwithstanding the definition of "Effectiveness Date," as amended, liquidated damages payable by the Company pursuant to Section 2(b)(iv) of the October Rights Agreement with respect to the Registration Statement not being declared effective by the Commission by its Effectiveness Date, shall accrue and be payable commencing May 30, 2006 if, on such date, fifty percent (50%) or more of the Registrable Securities under the October Rights Agreement have not been registered pursuant to a Registration Statement declared effective by the Commission. Such liquidated damages shall continue to accrue and be payable until all Registrable Securities under the October Rights Agreement have been registered pursuant to a Registration Statement declared effective by the Commission.

     (d) Any Event of Default (as defined in the 7% convertible debentures or 10% senior secured debentures issued by the Company to the Purchasers, as applicable) arising from the Company's breach of Section 2 of the Rights Agreements is hereby waived, subject to the Company's compliance with Section 2 of the Rights Agreements, as amended.

     4. Effective Date of Second Amendment. This Second Amendment shall be effective when executed by holders of seventy five percent (75%) of the outstanding Registrable Securities under each of the August Rights Agreement and the October Rights Agreement.

     5. Reference to the Agreement. On and after the effective date of this Amendment, each reference in the August Rights Agreement or the October Rights Agreement to "the Agreement," "this Agreement," "hereunder" and "hereof" or


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words of like import shall refer to the August Rights Agreement or the October
Rights Agreement, (as applicable) as amended by the First Amendment and this Second Amendment. The August Rights Agreement and the October Rights Agreement, as amended by the First Amendment and this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     6. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

     7. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date first above written.


                                 THE COMPANY:
                                 ------------


                                 INTRAOP MEDICAL CORPORATION


                                 By: /s/ Howard Solovei
                                    --------------------------------------------
                                    Name:  Howard Solovei
                                    Title: Chief Financial Officer

                                 THE PURCHASERS:
                                 --------------


                                 BUSHIDO MASTER CAPITAL FUND, LP

                                 By: /s/ Christopher Rossman
                                    --------------------------------------------
                                    Name:  Christopher Rossman
                                    Title: Managing Director

                                 GAMMA OPPORTUNITY CAPITAL PARTNERS, LP CLASS A

                                 By: /s/ Jonathan Knight
                                    --------------------------------------------
                                    Name:  Jonathan Knight
                                    Title: President/Director


                                 GAMMA OPPORTUNITY CAPITAL
                                 PARTNERS, LP CLASS C

                                 By: /s/ Jonathan Knight
                                     -------------------------------------------
                                     Name:  Jonathan Knight
                                     Title: President/Director


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                                 SAMIR FINANCIAL, L.L.C.

                                 By: /s/ Mohammed H. Mirza
                                     -------------------------------------------
                                     Name:  Mohammed H. Mirza
                                     Title: Manager


                                 REGENMACHER HOLDINGS, LTD.

                                 By: /s/ Jonathan Knight
                                     -------------------------------------------
                                     Name:  Jonathan Knight
                                     Title: Director

                                 ABS SOS-PLUS PARTNERS LTD.

                                 By: /s/ Jonathan Knight
                                     -------------------------------------------
                                     Name:  Jonathan Knight
                                     Title: President


                                 DOLPHIN OFFSHORE PARTNERS, L.P.


                                 By: /s/ Peter E. Salas
                                     -------------------------------------------
                                     Name:  Peter E. Salas
                                     Title: General Partner


                                 ALPHA CAPITAL AG


                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 CRESTVIEW CAPITAL MASTER, LLC
                                 By Crestview Capital Partners LLC,
                                 its sole manager

                                 By: /s/ Daniel I. Warsh
                                     -------------------------------------------
                                     Name:  Daniel I. Warsh
                                     Title: Manager


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                                 MAGNETAR CAPITAL MASTER FUND, LTD.

                                 By:  Magnetar Financial, LLC
                                         Its: Investment Manager

                                 By:  /s/ Doug Litowitz
                                     -------------------------------------------
                                     Name:  Doug Litowitz
                                     Title: Counsel


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